Execution Copy

Dated 18 July 2006

POLY TECHNOLOGIES, INC.
and
FERRARI S.p.A.
and
ITALIAN MOTORS (SALES & SERVICE) LTD
and
CTF LUXURY GOODS (CHINA) LIMITED

SIDE AGREEMENT
relating to
Amended and Restated Equity Joint Venture Contract in respect of
Ferrari Maserati Cars International Trading (Shanghai) Co., Ltd.

Linklaters
Linklaters Shanghai Office
16/F Citigroup Tower
33 Hue Yuan Shi Qiao Road
Pudong New Area
ShanghaI 200120
People’s Republic of China
Telephone (86-21) 2891 1888
Facsimile (86-21) 2891 1818
Ref: L-041315 MXQ &ALIK

Table of Contents

Contents		Page
1	DEFINITIONS
2	INTERPRETATION
3	ACKNOWLEDGEMENT
4	APPLICABLE LAW AND SETTLEMENT’
5	MISCELLANEOUS

SIDE AGREEMENT

THIS SIDE AGREEMENT (this “Agreement”) is made on 18 July 2006.

AMONG :

(I)
Poly Technologies, Inc., a Ii y incorporated under the laws of the PRC with its registered office at Poly .. .. ., zhimen Nandajie, Dongcheng District, Beijing, PRC (‘PoIy Technologies”) and whose legal representative is Mr Chen Hong Sherig (chairman of the board whose nationality Is Chinese);

(II)
Ferrari S.p.A., a limited liability company Incorporated under the laws of Italy with its registered office at Via Abetone Inferiore 4, 41053 Maranello (Modena), Italy (“Ferrari”) and whose legal representative is Mr Luca Cordero di Montezemolo (chairman of the board whose nationality is Italian);

(Ill)
Italian Motors (Sales & Service) Ltd, a joint stock limited liability company Incorporated under the laws of the HKSAR with its registered office at 90 Sung Wong Tol Road, To Kwa Wan, Kowloon, HKSAR (Italian Motors”) and whose legal representative is Mr Lee Man Fai Richard (chairman of the board whose nationality Is British); and

(IV)
CTF Luxury Goods (China) Limited, a limited liability company incorporated under the laws of the British Virgin Islands with its registered office at ATC Trustees (BVI) Limited, 21 Floor, Abbott Building, Road Town, Tortola, Biitish Virgin Islands (“CTF”) and whose legal representative is Mr Wong Siu Kee (chairman of the board whose nationality is Chinese).

Ferrari, Italian Motors, Poly Technologies and CTF are hereinafter each referred to as a “Party” and jointly as the “Parties”.

RECITALS:

(A)
The Parties have entered into an Amended and Restated Equity Joint Venture Contract (the “EJV Contract”) on the date of this Agreement, pursuant to which the Parties will amend and restate the First EJV Contract to set out the rights and obligations of each Party and the relationship between the Parties, in respect of the EJV; and

(B)	The Parties wish to set out further understandings among the Parties which have not been provided in the EJV Contract.

IT IS AGREED AS FOLLOWS:

1	DEFINITIONS

Unless otherwise defined In this Agreement or the context requires otherwise, the words and expressions In bold in the Chinese version of this Agreement, and the words and expressions with capitalised initials in the English version of this Agreement have the meanings ascribed to them in the EJV Contract.

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2.	INTERPRETATION

The provisions of Clause 2 of the EJV Contract shall apply to this Agreement as If set out in full in this Clause 2.

3.	ACKNOWLEDGEMENT

Notwithstanding the provisions in the EJV Contract, each of Italian Motors, CTF and Poly Technologies agrees and acknowledges that, Ferrari or any of its Associated Companies may directly or indirectly establish or Invest In automobiles dealership in Shanghai in the PRC.

4.	APPLICABLE LAW AND SETTLEMENT OF DISPUTES

The provisions of Clauses 31 and 32 of the EJV Contract shall apply to this Agreement as if set out in full in this Clause 4.

5.	MISCELLANEOUS

5.1	Languages and Copies

This Agreement shall be written In the English and Chinese languages in six originals. If there is any discrepancy between the two versions, the English version shall prevail.

5.2	Entire Agreement

This Agreement shall constitute an Integral part of the EJV Contract and supersede any written or oral representation, agreement or arrangement previously made by or entered into between or among the Parties with respect to the same matters.

5.3	Effective Date

This Agreement shall come Into effect on the same day on which the EJV Contract becomes effective.

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This Agreement is entered into by fully authorized representatives of the parties on the dated stated on the first page of this Agreement.

Poly Technologies, Inc.

Authorised Representative
Name:

Ferrari S.p.A.

Authorised Representative
Name:

Italian Motors (Sales & Service) Ltd

Authorised Representative
Name:

CTF Luxury Goods (China) Limited

Authorised Representative
Name:

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